SUPPLEMENT TO THE PROSPECTUSES
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO ADVANTAGE MUNICIPAL INCOME FUNDS
 Wells Fargo Advantage Strategic Municipal Bond Fund (the "Fund")

At a meeting held on November 17-18, 2015, the Board of Trustees of the Fund approved changes to the Fund's Class A Sales Charges Schedule and related changes.

I. Prospectus and Summary Prospectus

Effective December 15, 2015, the Fund's Shareholder Fees table in the section of the Fund's Summary entitled "Fund Summary - Fees and Expenses", is hereby replaced with the following:

Shareholder Fees (Fees paid directly from your investment)
	Class A	Class B	Class C
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	5.00%	1.00%
1.	Investments of $250,000 or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

II. Prospectus

Effective December 15, 2015, the table in the section entitled "Share Class Features" is replaced with the following:

	Class A	Class B1	Class C
Front-End Sales Charge	2.00%/3.00%/4.00%/4.50% depending on the Fund	None	None
Contingent Deferred Sales Charge (CDSC)

None (except that, if you redeem Class A shares purchased at or above certain breakpoint levels within 12 or 18 months from the date of purchase, you will pay a CDSC of 1.00%, 0.50% or 0.40%, depending on the Fund)[2]

		5.00% and declines until it reaches 0.00% at the beginning of the 7th year	1.00% if shares are sold within one year from the date of purchase
Ongoing Distribution (12b-1) Fees	None	0.75%	0.75%
Shareholder Servicing Fee	0.25%	0.25%	0.25%
Purchase Maximum	None	Not to equal or exceed $100,000	Not to equal or exceed $1,000,000[3]
Annual Expenses	Lower ongoing expenses than Classes B and C	Higher ongoing expenses than Class A because of 12b-1 fees	Higher ongoing expenses than Class A because of 12b-1 fees
Conversion Feature	None	Converts to Class A shares after a certain number of years depending on the Fund, so annual expenses decrease	None
1.

Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions, a permitted exchange and the closing of a reorganization. Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder servicing plan fees, continue in effect.

2.	Redemptions of Class A shares of Short-Term Municipal Bond Fund and Ultra Short-Term Municipal Income Fund are never subject to a CDSC.
3.

The purchase maximum for Class C shares of the California Limited-Term Tax-Free Fund, the Short-Term Municipal Bond Fund, the Strategic Municipal Bond Fund and the Ultra Short-Term Municipal Income Fund may not equal or exceed $250,000.  The purchase maximum for Class C shares of the Intermediate Tax/AMT-Free Fund may not equal or exceed $500,000.

Effective December 15, 2015, the following table is added to the end of the section entitled "Class A Shares Sales Charges":

Class A Sales Charge Schedule for the Strategic Municipal Bond Fund
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	4.00%	4.71%	3.50%
$50,000 but less than $100,000	3.50%	4.17%	3.00%
$100,000 but less than $250,000	3.00%	3.63%	2.50%
$250,000 and over	0.00%[1]	0.00%	1.00% of first $2,500,000 plus 0.75% of next $2,500,000; plus 0.50% thereafter[2]
1.

If you redeem Class A shares purchased at or above the $250,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers").

2.	The commission paid to an Intermediary on purchases above the $250,000 breakpoint level includes an advance by Wells Fargo Funds Distributor of the first year's shareholder servicing fee.

III. Statement of Additional Information

In addition, the changes referenced above are also made in the section entitled "Additional Purchase and Redemption Information" in the Fund's Statement of Additional Information.

November 19, 2015	MIR115/P1101SP